Third Quarter 2014 Corporate Update and Financial Results

November 6, 2014

SUCAMPO
The Science of Innovation

Introductions and Forward-Looking Statements



Silvia Taylor
Senior Vice President, Investor Relations and Corporate Communications

SUCAMPO
The Science of Innovation

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Lichtlen, M.D., Ph.D
Financial Performance	Cary J. Claiborne
Closing Remarks	Peter Greenleaf

Forward-Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to develop and commercialize existing and pipeline products; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities Exchange Commission on March 12, 2014.

Q3 2014 Corporate Update



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Q3 Key Highlights

1. Continued strong financial performance
2. Significant progress in securing AMITIZA growth
3. Focused our efforts and strengthened organizational capabilities
4. Increasing focus on pipeline development

SUCAMPO
The Science of Innovation

Continued Strong Financial Performance

Significant gains drove strong financial performance

- Solid execution against our strategy
- Raising full year 2014 guidance for net income excluding special items to $15 - $20M and earnings per share excluding special times to $0.35 - $0.45 per diluted share

AMITIZA growth and revenue key to financial performance

- Q3 AMITIZA prescriptions in the U.S. grew 4.2%
- Launched a Direct-to-Consumer advertising campaign with Takeda in select U.S. markets for AMITIZA
- Net sales reported by Takeda for royalty calculation purposes increased 22% to $88.5M
- Japan sales of AMITIZA grew to $8.9M for Q3 (+118% YOY)

Resolution of Our Patent Litigation

Resolved patent litigation on AMITIZA with Par Pharmaceuticals

Received a Paragraph IV notice letter regarding an ANDA submitted by Dr. Reddy's Laboratories

- Will continue to vigorously defend IP of AMITIZA

SUCAMPO
The Science of Innovation

Improving and Strengthening Partnerships

Strengthened Partnership with Takeda

- Signed a global license, development, commercialization and supply agreement for AMITIZA for all global markets except Japan and China
- Amended our existing collaboration and license agreement covering North America

Negotiated a new exclusive global manufacturing and supply agreement with R-Tech Ueno

Global AMITIZA Approvals and Regulatory Filings


Canada
CIC and OIC
(filed 10/30/14)
U.K.
CIC (2012)
MRP in Europe
CIC
(started 10/31/14)
U.S.
CIC (2006)
IBS-C (2008)
OIC (2013)
Switzerland
CIC (2009)
OIC (2014)
Japan
CC (2012)
Latin America
TBD
ROW Territories
TBD

Takeda has rights to all markets except Japan (Abbott) and China

SUCAMPO
The Science of Innovation

Proven and Experienced Management Team

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, Cooley
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, BED BATH & BEYOND, Vivus
Thomas Knapp Executive Vice President, Chief Legal Officer & Corporate Secretary	EXEMPLAR, NorthWestern, PAUL HASTINGS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, MILLENNIUM PHARMACEUTICALS, INC, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Communications	AstraZeneca, MedImmune, Pfizer, Widmeyer-Baker Group
Open Position Chief Financial Officer	

Expanded Management Team with Considerable Experience in Product Development and Commercialization

Clinical Development Strategy - Update

Clinical Development is Company's Core Focus

- Assessed each pipeline asset: scientific, regulatory, and commercial criteria
  - Decisions made on each asset's development plan
- Shortened time to market across all compounds
- Increased transparency around pipeline
  - Today will share key milestones over next 24 months

Pipeline Update



Peter Lichtlen, M.D., Ph.D.
Chief Medical Officer

SUCAMPO
The Science of Innovation

Accelerating Additional Formulations for AMITIZA

Strong Partnership is Key to Success

- Takeda funding 100% of costs for alternate formulation work, 70% of costs for pediatric functional constipation program

Development Timeline:

Lubiprostone – Alternate Formulation

- Phase 3: 2H 15

Lubiprostone – PFC Phase 3:

- In process
- 2nd pivotal trial in children 6 months – 6 years FPI: 2H 15/ 1H 16
- Regulatory Filing: 2H 17
- Regulatory Approval: 2H 18



Abdominal radiograph of constipated child showing stool throughout the colon

See Reference 1

Cobiprostone for NERD (Non-Erosive Reflux Disease)

NERD

- Subtype of gastro-esophagael reflux disease (GERD)
- Will begin a development program for cobiprostone to treat NERD
- ~ 7 – 18 million PPI - refractory NERD patients in North America


GERD
Non-erosive reflux disease 60-70%
Erosive esophagitis 20-30%
Barrett's esophagus 6-10%
Failure on PPI qd 40-50%
Failure on PPI qd 6-15%
Failure on PPI qd 20%
PPI failure patients

Development Timeline:

- Phase 2: 2H 14
- Phase 3: 1H 18
- Regulatory Filing: 1H 20
- Regulatory Approval: 1H 21

See Reference 2-3

Cobiprostone for Oral Mucositis

Oral Mucositis

- Oral mucositis is a debilitating side effect of radiation therapy and chemotherapy
- Causes large ulcers inside an individual's mouth





Development Timeline:

- Phase 2: 1H 15
- Phase 3: 1H 17
- Regulatory Filing: 2H 18
- Regulatory Approval: 2H 19

See Reference 4-5

SUCAMPO The Science of Innovation

Ion Channel Activator for Lumbar Spinal Stenosis (LSS)

LSS

- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally
- More than 400,000 Americans, most >60 years of age, may be suffering from symptoms caused by lumbar spinal stenosis
- Will move forward with the oral compound and not proceed with the IV version

Development Timeline:

- Phase 2: 2H 15
- Phase 3: 2H 18
- Regulatory Filing: 2H 20
- Regulatory Approval: 2H 21



Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

See Reference 6-7

SUCAMPO
The Science of Innovation

Unoprostone Isopropyl for Retinitis Pigmentosa (RP)

Retinitis Pigmentosa

- Caused by gene mutations (variations) inherited from one or both parents
  - Begins with degeneration of rods, followed by progressive and irreversible death of cones leading to blindness.
- RP affects about 1.5 million people worldwide
- Will obtain one-year data from the two year Phase 3 study for RP in Japan in 1H 15, which is being funded by our partner R-Tech Ueno

Development Timeline:

- Interim Phase 3 data from Japan: 1H 15
- Will determine go-forward plan for U.S. and Europe



SUCAMPO
The Science of Innovation

See Reference 3,8

Unoprostone Isopropyl for Geographic Atrophy (GA) / Age Related Macular Degeneration (AMD)

Geographic Atrophy / Age Related Macular Degeneration

- Dry AMD is the most common type of age related macular degeneration
- More than a million patients are suffering from its advanced form, geographic atrophy, in the U.S. alone
- Exploring moving forward with unoprostone in GA

See Reference 3

At-A-Glance: Sucampo Pipeline

CLINICAL FOCUS	STAGE OF CLINICAL DEVELOPMENT						
LEAD COMPOUNDS	PHASE1	PHASE 2		PHASE 3		REGULATORY FILING	APPROVAL
Lubiprostone – Alternate Formulation				FPI – 2H 2015 LPI – 2H 2015		2H 2016	2H 2017
Lubiprostone – PFC (6 years-17 years)				Pivotal: LPI – 2H 2015	Open-Label: LPI – 2H 2015		
Lubiprostone – PFC (6 months- 6 years)				Pivotal: FPI – 2H 2015/ 1H 2016 LPI – 2H 2016	Open-Label: FPI – 1H 2016 LPI – 2H 2016	2H 2017	2H 2018
Cobiprostone – Oral Mucositis		FPI – 1H 2015 LPI – 1H 2016		FPI – 1H 2017 LPI – 1H 2018		2H 2018	2H 2019
Cobiprostone – NERD		FPI – 2H 2014 LPI – 2H 2015		FPI – 1H 2018 LPI – 2H 2018		1H 2020	1H 2021
PO Ion Channel Activator LSS		FPI – 2H 2015 LPI – 1H 2016		FPI – 2H 2018 LPI - 1H 2019		2H 2020	2H 2021
New Formulation 1 Unoprostone Isopropyl – RP				Trial Ongoing Interim Data 1H 15			

■ COMPLETED ■ IN PROGRESS / PROJECTED START

SUCAMPO The Science of Innovation

Diversify Our Science

Commenced external assessment of new therapeutic areas and targets

- Build from our core in ophthalmology and GI
- Consider both early and mid-to-late stage assets

Q3 2014 Performance Update



Cary J. Claiborne
Chief Financial Officer

Strong Financial Performance ($M, Excluding Special Items)



$6.3
$8.6
Q3-14
YTD-14
Net Income



$0.14
$0.20
Q3-14
YTD-14
EPS

Strong Financial Performance ($M, GAAP Earnings)


$1.5
$3.8
Q3-14
YTD-14
Net Income


$0.03
$0.09
Q3-14
YTD-14
EPS

SUCAMPO
The Science of Innovation

AMITIZA U.S. Net Sales* ($M)


+22%
+18%
$72.5
$88.5
$204.1
$240.5
Q3-13
Q3-14
YTD-2013
YTD-2014

Driven by 4% TRx Growth & Higher Price

*As reported by Takeda for royalty calculation purposes

SUCAMPO
The Science of Innovation

Q3 Revenue Highlights ($M)



+24%
$13.6
$16.8
Q3-13
Q3-14
Product Royalty Revenue
+118%
$5.4
$11.7
$8.9M = Japan AMITIZA sales (+72%)
Q3-13
Q3-14
Product Sales Revenue
+49%
$21.2
$31.5
Q3-13
Q3-14
Total Revenue

SUCAMPO
The Science of Innovation

Nine Months Expense Highlights ($M)



+29%
$9.5
$12.2
+1%
$14.5
$14.7
+27%
$18.6
$23.6
(28%)
$16.0
$11.5
YTD-13 YTD-14
Cost of Goods Sold
YTD-13 YTD-14
R&D Expenses
YTD-13 YTD-14
G&A Expenses
YTD-13 YTD-14
S&M Expenses

SUCAMPO
The Science of Innovation

Updated Financial Guidance

Updated 2014 Financial Guidance	
Net Income Excluding Special Items	$15 - $20M
EPS Excluding Special Items	$0.35 - $0.45

SUCAMPO
The Science of Innovation

Conclusion



Peter Greenleaf
Chief Executive Officer

SUCAMPO
The Science of Innovation

Upcoming Milestones

Event	Expected Timing
Global partnership agreement	√
Update on AMITIZA alternate formulation and PFC development	√
File AMITIZA (CIC and OIC) for approval in Canada	√
Initiate MRP to secure approval for AMITIZA (CIC) in additional European markets	√
Decision on ion channel activator program for LSS	√
Cobiprostone NERD Ph. 2 FPI	Q4 2014 – Q1 2015
Cobiprostone oral mucositis Ph. 2 FPI	1H 2015
Approvals for AMITIZA in additional European markets	
Go/No Go for unoprostone in retinitis pigmentosa	
Lubiprostone alternate formulation Ph.3 FPI	2H 2015
Lubiprostone PFC (6 years – 17 years) LPI (pivotal)	
Lubiprostone PFC (6 years – 17 years) LPI (open-label)	
Lubiprostone alternate formulation Ph. 3 LPI	
Cobiprostone NERD Ph. 2 LPI	
PO ion channel activator for LSS Ph. 2 FPI	
Lubiprostone PFC Ph. 3 (6 months – 6 years) FPI (pivotal)	
Cobiprostone oral mucositis Ph. 2 LPI	1H 2016
PO ion channel activator for LSS Ph. 2 LPI	
Lubiprostone PFC (6 months – 6 years) FPI (open-label)	
File lubiprostone alternate formulation for approval in U.S.	2H 2016
Lubiprostone PFC (6 months – 6 years) LPI (pivotal)	
Lubiprostone PFC (6 months – 6 years) LPI (open-label)	

Long-Term Vision: Globally, Fully Integrated Biopharmaceutical Company

We will continue to execute on our strategy

Secure The Foundation

- Focus our efforts
- Strengthen our overall capabilities
- Secure AMITIZA franchise and drive global growth
- Re-align the organization

Build The Growth Platform

- Advance AMITIZA life cycle management
- Optimize our investment in prostone programs
- Enrich the pipeline with non-prostone compounds

Transform The Business

- Diversify our scientific footprint in strategically aligned therapeutic areas
- Explore broader expansion opportunities where value driving and accretive

SUCAMPO
The Science of Innovation

Q&A

References

1. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
2. Data from US Census Bureau website (http://factfinder2.census.gov/faces/tableservices/jsf/pages/productview.xhtml?src=bkmk)
3. Sucampo data on file
4. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
5. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21
6. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
7. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
8. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13